Exhibit 99.1

Deloitte & Touche LLP Harborside Plaza 10, Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Distributed Solar Development, LLC 200 Harborside Drive, Suite 200 Schenectady, New York 12305

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of renewable energy assets in connection with the proposed offering of Osprey Securitization I, LLC Series 2022-1. Distributed Solar Development, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Data File. Additionally, Credit Suisse Securities (USA) LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Data File and communicated differences prior to being provided the final Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On November 8, 2022, representatives of the Company provided us with a computer-generated data file (the “Data File”) and related record layout containing data, as represented to us by the Company, as of the close of business September 30, 2022, with respect to 116 renewable energy assets (the “Assets”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Assets relating to the renewable energy asset characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.	Tax Equity Partnership	43.	Ongoing Subscriber Manager
2.	State	44.	Ongoing Subscriber Management Escalator
3.	Configuration / Technology	45.	Operator
4.	Battery Energy Storage System? (BESS)	46.	Interconnecting Utility / Distribution Company;
5.	Battery (kW)	47.	Battery Equipment: Manufacturer
6.	Battery (kWh)	48.	Credit Banking Period for Community Solar Assets
7.	Substantial Completion (COD) Date	49.	PBI Type
8.	Front of Meter (FTM) or Behind the Meter (BTM)	50.	PBI Obligor
9.	Project Contract Term (years)	51.	PBI End Date
10.	Contract Type	52.	PBI Rate ($/kWh)
11.	C&I Offtake (%)	53.	Frequency of PBI Payments
12.	Residential Community Solar Offtake (%)	54.	Offtaker 1
13.	Guaranteed Output if applicable (kWh)	55.	Offtaker 2
14.	Frequency of Customer Payments (days)	56.	Offtaker 3
15.	Termination for Convenience Provision?	57.	Offtaker 4
16.	C&I Contract Price ($/kWh)	58.	Offtaker 5
17.	C&I Contract Escalator %	59.	Offtaker 1 Concentration of Project (% of kW DC)
18.	System Capacity (kWdc)	60.	Offtaker 2 Concentration of Project (% of kW DC)
19.	Year 1 Production Estimate (kWh)	61.	Offtaker 3 Concentration of Project (% of kW DC)
20.	Inverter: Manufacturer	62.	Offtaker 4 Concentration of Project (% of kW DC)
21.	Panel: Manufacturer	63.	Offtaker 5 Concentration of Project (% of kW DC)
22.	Racking: Manufacturer	64.	Offtaker 1 S&P Rating
23.	BESS Incentive Amount ($)	65.	Offtaker 1 Moody's Rating
24.	BESS Incentive Payment Frequency	66.	Offtaker 1 Minimum Rating
25.	BESS Incentive Payment End Date	67.	Offtaker 2 S&P Rating
26.	Remaining NYSERDA Incentive Amount	68.	Offtaker 2 Moody's Rating
27.	NYSERDA Incentive Payment Frequency	69.	Offtaker 2 Minimum Rating
28.	NYSERDA Incentive Payment End Date	70.	Offtaker 3 S&P Rating
29.	Hedged SREC Counterparty	71.	Offtaker 3 Moody's Rating
30.	Hedged SREC Quantity	72.	Offtaker 3 Minimum Rating
31.	Frequency of SREC Payments	73.	Offtaker 4 S&P Rating
32.	REC / SREC / L&ZREC Price ($/MWh)	74.	Offtaker 4 Moody's Rating
33.	REC / SREC / L&ZREC Term (years)	75.	Offtaker 4 Minimum Rating
34.	REC / SREC / L&ZREC Start Date	76.	Offtaker 5 S&P Rating
35.	REC / SREC / L&ZREC End Date	77.	Offtaker 5 Moody's Rating
36.	20-Year Contractual REC Expense ($/MWh)	78.	Offtaker 5 Minimum Rating
37.	Land Lease Payment ($/kWdc)	79.	Guaranteed Output Percentage (%)
38.	Lease Termination Date	80.	O&M Expense (During Contract) Escalator
39.	Lease Extension Option	81.	Asset Management Escalator
40.	Lease Rent Rate (per year)	82.	O&M Expense - During Contract ($/kWdc)
41.	Lease Rent Rate annual escalator	83.	Asset Management ($/kWdc)
42.	Ongoing Subscription Management ($/kWdc)

We compared Characteristic 1. to the corresponding information set forth on the “Register of Members.”

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from site plans, engineering reports or construction drawings set forth in the Company records (collectively, the “Site Plans”).

With respect to Characteristic 8., for Assets with a Contract Type (as set forth on derived from the related Agreement) (i) of “power purchase agreement,” we observed “BTM” on the Data file and (ii) not “power purchase agreement,” we observed “FTM;”

We compared Characteristics 9. through 15. and 54. through 63. to the corresponding information set forth on or derived from the "Power Purchase Agreement", "Credit Purchase Agreement" or "Master Services Agreement" (collectively, the “Agreement”).

We compared Characteristics 16. and 17. to the corresponding information set forth on or derived from the Power Purchase Agreement or the “Statement of Qualification.”

We compared Characteristics 18. and 19. to the corresponding information set forth on or derived from the “PVsyst – Simulation Report.”

We compared Characteristics 20. through 22. to the corresponding information set forth on or derived from the "Warranty Certificate" or PVsyst - Simulation Report.

We compared Characteristics 23. through 25. to the corresponding information set forth on or derived from the "Conditional Reservation Letter" or "Summary of PPA Provisions."

We compared Characteristics 26. through 28. to the corresponding information set forth on or derived from the "NYSERDA Incentive Confirmation Letter."

We compared Characteristics 29. through 33. to the corresponding information set forth on or derived from the “REC Agreement.”

We compared Characteristics 34. and 35. to the corresponding information set forth on or derived from the “Independent Engineers Certificate.”

We compared Characteristic 36. to the corresponding information set forth on the "Solar Rewards Community Producer Agreement."

We compared Characteristics 37. through 41. to the corresponding information set forth on or derived from the Solar Land Lease, Land Lease Agreement or any amendments thereto (collectively the "Land Lease Agreement").

We compared Characteristic 42. through 44. to the corresponding information set forth on or derived from the "Community Solar Customer Management Agreement."

We compared Characteristic 45. to the corresponding information set forth on or derived from the Power Purchase Agreement or "Subscription Agreement."

We compared Characteristic 46. to the corresponding information set forth on or derived from the "Assignment and Assumption Agreement."

We compared Characteristic 47. to the corresponding information set forth on the “EPC Site Addenda.”

We compared Characteristic 48. to the corresponding information set forth on the "Community Solar Market Banked Credits Overview."

We compared Characteristics 49. through 53. to the corresponding information set forth on or derived from the Power Purchase Agreement, "Statement of Qualification," "TREC Approval" or "Conditional Reservation."

We compared Characteristics 54. through 58. to the corresponding information set forth on or derived from the “Offtaker Agreement”.

We compared Characteristics 59. through 63. to the corresponding information set forth on or derived from schedules provided to us by the Company (the “Offtaker Concentration Schedules”).

We compared Characteristics 64. through 78. to the corresponding information set forth on or derived from screen shots from the respective credit rating agency website (the “Credit Rating Screen Shots”).

With respect to our comparison of Characteristic 79. we recomputed the guaranteed output percentage as the quotient of (i) the Guaranteed Output (as set forth on or derived from on the Agreement) and (ii) the Year 1 Production Estimate (as set forth on or derived from the PVsyst Simulation Report). We compared such recomputed information to the corresponding information set forth on the Data File.

With respect to our comparison of Characteristics 80. and 81. we observed a value of 2% for the O&M Expense (During Contract) Escalator and Asset Management Escalator on the Data File.

With respect to our comparison of Characteristics 82. and 83. using certain methodologies and assumptions provided to us by representatives of the Company we recomputed the O&M expense - During Contract ($/kWdc) and Asset Management ($/kWdc). We compared such recomputed information to the corresponding information set forth on the Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 18., differences of 1 kWdc or less are deemed to be in agreement; and

•	with respect to our comparison of Characteristics 7., 25., 28., 34., 35., 38. and 51., differences of 30 days or less are deemed to be in agreement.

The renewable energy asset documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents. In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above mentioned Asset Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the assets or underlying documentation underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of

Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 8, 2022